Intangible Assets	12 Months Ended
Dec. 31, 2021
Goodwill And Intangible Assets Disclosure [Abstract]
Intangible Assets
6.
Intangible assets

As of December 31, 2021 and 2020 , the Company’s intangible assets consisted of the following:

	As of December 31,
	2021	2020
Brands	$176,225	$170,349
Software development costs	805,697	755,768
Customer relationships	1,692,838	1,548,474
Computer software	35,257	31,495
	2,710,017	2,506,086
Less accumulated amortization on:
Brands	69,407	56,700
Software development costs	371,555	288,521
Customer relationships	505,732	398,304
Computer software	17,900	18,670
	964,594	762,195
Less accumulated impairment on:
Brands	8,464	344
Software development costs	84,947	83,239
Customer relationships	449,808	135,491
	543,219	219,074
Intangible assets, net	$1,202,204	$1,524,817

During the year ended December 31, 2021 and 2020, we recorded intangible assets of $69,242 and $21,451, respectively, related to the acquisition of merchant portfolios which were accounted for as asset acquisitions, inclusive of contingent consideration payable. During the year ended December 31, 2021 and 2020, we recorded intangible assets of $129,036 and $1,516, related to business combinations. We had unpaid capital expenditure purchases of approximately $4,123 at December 31, 2021 which was included in "Accounts payable and other liabilities" within the Consolidated Statements of Financial Position. Capital expenditure purchases are recorded as cash outflows from investing activities in the Company's Consolidated Statements of Cash Flows in the period they are paid.

Amortization expense on intangible assets for year ended December 31, 2021, 2020 and 2019 was $252,202, $253,751 and $265,477, respectively.

We perform an annual reassessment of estimated useful lives of intangible assets. There was no revision to useful lives of intangible assets during the year ended December 31, 2021. For the year ended December 31, 2020, revisions to the useful lives of intangible assets did not have a material impact to our financial statements. For the year ended December 31, 2019, we revised the useful lives of certain computer software and customer relationships that had been acquired in the past acquisitions of Paysafe Group Limited and iPayment Holdings, Inc. The revised useful lives reflect management’s best estimate of the period during which the assets will be used. Certain computer software useful lives were shortened following progression in the consolidation of the legacy platforms into a unified Group IT platform, resulting in an accelerated retirement of the legacy IT platforms. Certain customer relationships’ useful lives were also revised to reflect the shorter period over which they are expected to generate revenue. The revision of useful lives, which occurred in the first quarter of 2019, caused an acceleration of amortization expense of $22,123 for the year ended December 31, 2019, resulting in an increase in “Depreciation and amortization”, decrease in “Operating income”, and an increase in “Net loss”, of the same amount for that year. On a pretax per share basis, the revisions caused a decrease in basic and diluted EPS of $0.18.

The Company performs an impairment analysis on intangibles assets with finite lives when events and circumstances have occurred that would indicate the carrying amount of intangible assets may not recoverable. Due to reduced forecasted cash flows within the Digital Commerce segment, we concluded that an impairment indicator for certain intangible assets was present within this segment as of September 30, 2021. Digital Commerce experienced decreased revenues associated with certain legacy merchant relationships and also reduced their forecasted cash flows associated with these merchants due to changes in expected merchant mix resulting from new strategic initiatives within the segment. As a result, an impairment analysis on Digital Commerce intangible assets was performed as of September 30, 2021 and based on an undiscounted cash flow model, it was determined that certain of these assets were not recoverable. In calculating the impairment loss, management determined the fair value of these individual assets based on a discounted cash flow model for merchant relationships and relief from royalty method for certain brands using Level 3 inputs. Failure to achieve the expected cash flows due to higher than estimated attrition, obsolescence or other factors may cause a future impairment of intangible assets. Management’s key assumptions in determining the fair value include expected cash flows, discount rate and royalty rate.

The Company recognized an impairment loss of $324,145 for the year ended December 31, 2021, the majority of which relates to the impairment described above. The impairment loss is recognized in the Consolidated Statements of Comprehensive Loss under “Impairment expense on intangible assets” and is primarily related to the Digital Commerce segment.

For the year ended December 31, 2020, the Company recognized an impairment loss of $42,981 for certain software development costs resulting from shortening an asset’s estimated useful life following accelerated retirement of a legacy IT platform, and $59,894 for customer relationships acquired in the past acquisitions of Paysafe Group Limited resulting from the deterioration in the assets’ forecasted cash flows and anticipated merchant and consumer attrition rates. An additional impairment loss of $27,545 was recognized for certain acquired merchant portfolios due to deterioration in anticipated merchant attrition rates observed since the assets’ acquisition. The discount rate utilized for purposes of determining the fair value of intangible assets impaired as of the year ended December 31, 2020 was 8.6%

For the year ended December 31, 2019, the Company recognized an impairment loss of $38,597 for software development, $18,710 for customer relationships and $344 for brands acquired in the past acquisitions of Paysafe Group Limited and iPayment Holdings, Inc. An additional impairment loss of $29,342 was recognized for certain acquired merchant portfolios and $1,661 for software development for projects that were canceled during the period.

The estimated amortization expense of intangible assets for the next five years is as follows:

2022	$225,179
2023	188,892
2024	187,447
2025	162,768
2026	113,037

Intangible assets acquired by the Company during the year ended December 31, 2021 and 2020 had the following expected weighted-average useful lives:

	2021	2020
Brands	7 years	n/a
Computer software	3 years	4 years
Customer relationships	7 years	5 years
Total weighted-average useful life	5.4 years	4.1 years